SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2004

Noven Pharmaceuticals, Inc.

11960 S.W. 144th Street, Miami, Florida 33186

305-253-5099

Incorporated under the laws of the	Commission File Number	I.R.S. Employer Identification Number
State of Delaware	0-17254	59-2767632

Item 7. Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Press Release

Item 7.   Exhibits

     (c) Exhibits.

99.1	Press release dated July 29, 2004 announcing the financial results of Noven Pharmaceuticals, Inc. for the quarter ended June 30, 2004.

Item 12.   Results of Operations and Financial Condition

     On July 29, 2004, Noven issued a press release announcing its financial results for the quarter ended June 30, 2004. This press release, a copy of which is attached hereto as Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVEN PHARMACEUTICALS, INC.
/s/ Jeffrey F. Eisenberg
Jeffrey F. Eisenberg
Vice President, General Counsel and Corporate Secretary

Date: July 29, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 29, 2004, announcing the financial results of Noven Pharmaceuticals, Inc. for the quarter ended June 30, 2004